         AMENDMENT NO. 1 TO PROFESSIONAL SERVICES AND SUPPORT AGREEMENT

     This Amendment No. 1 to Professional Services and Support Agreement, dated as of January 12, 2005, is entered by and between OptiCare Eye Health Centers,
Inc., a Connecticut corporation with is principal office in Waterbury,
Connecticut ("OptiCare"), and OptiCare P.C., a Connecticut professional corporation with its principal office in Waterbury, Connecticut ("Professional
Corporation").

     WHEREAS, reference is hereby made to the Professional Services and Support
Agreement, dated as of December 1, 1995, by and between the Professional
Corporation and OptiCare (the "Original PSSA" and, as amended by this Amendment, the "PSSA"); and

     WHEREAS, pursuant to the Original PSSA, OptiCare provides the Professional
Corporation with certain administrative and other services; and

     WHEREAS, concurrently herewith, the Professional Corporation has agreed to employ Dr. Dean J. Yimoyines, a resident of Connecticut ("Yimoyines"), and
Yimoyines has agreed to accept such employment with the Professional
Corporation; and

     WHEREAS, while employed by the Professional Corporation, Yimoyines shall perform for the Professional Corporation certain of the administrative services previously provided by OptiCare and, as such, the parties hereto have agreed to adjust the annual amount (the "Service Fee") otherwise payable by the
Professional Corporation to OptiCare pursuant to the PSSA to reflect the change in services as aforedescribed;

     NOW, THEREFORE, in furtherance of the foregoing and the mutual agreements set forth herein, and in accordance with Section 14(c) of the Original PSSA, the parties hereto agree as follows:

     1. From the date hereof and until the earlier of (a) the termination of
Yimoyines' employment with the Professional Corporation, and (b) the termination of the PSSA (such period, the "Applicable Period"), the annual Service Fee payable by the Professional Corporation to OptiCare and its affiliates under the
PSSA shall be reduced by $245,000; provided, that, to the extent necessary to avoid double-counting by reason of Yimoyines' compensation, $245,000 shall be added to the Service Charge Base (as such term is defined and used in the PSSA).
In the event the Service Fee is less than $245,000 in any given year, OptiCare
Health Systems, Inc. ("OptiCare Parent") shall promptly pay the amount of such shortfall to the Professional Corporation.

     2. OptiCare, on behalf of itself and its affiliates, and the Professional
Corporation hereby agree that the costs to be incurred by the Professional
Corporation in the provision of the benefits pursuant to Section 4 of that certain Employment Agreement, dated as of the date hereof ("Yimoyines'
Employment Agreement"), between the Professional Corporation and Yimoyines shall be included in the Professional Corporation's operating budget.

     3. During the Applicable Period, OptiCare Parent shall provide Yimoyines:
(i) an office at the Professional Corporation's headquarters, (ii) shared secretarial support to the extent

required, and (iii) a computer with access to those selected areas of OptiCare
Parent's network necessary for Yimoyines' proper provision of services under
Yimoyine's Employment Agreement.

     The parties hereto further agree that, except as herein expressly amended, all terms and provisions of the Original PSSA are and shall remain in full force and effect. This Amendment shall be governed in all respects by the laws of the
State of Connecticut. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed originals for all purposes.

  [Remainder of this page left intentionally blank. Signature page to follow.]

                                       2

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has executed this Amendment No. 1 to Professional Services Agreement as of the date and year first above written.

                                      OPTICARE P.C.

                                      By:
                                          --------------------------------------
                                          Dr. Dean J. Yimoyines, President

                                      OPTICARE EYE HEALTH CENTERS, INC.

                                      By:
                                          --------------------------------------
                                          Christopher J. Walls, Chief Executive
                                          Officer

Accepted and agreed to
with respect the last sentence of
Section 1 and Section 3 only

OPTICARE HEALTH SYSTEMS, INC.

By:
    ----------------------------------
    Christopher J. Walls, President